                                                                   EXHIBIT 99(a)




                              LETTER OF TRANSMITTAL

                             DELHAIZE AMERICA, INC.

                                OFFER TO EXCHANGE

                       $600,000,000 7.375% NOTES DUE 2006
                                       and
                      $1,100,000,000 8.125% NOTES DUE 2011
                                       and
                     $900,000,000 9.000% DEBENTURES DUE 2031

                                       for

                       $600,000,000 7.375% NOTES DUE 2006
                                       and
                      $1,100,000,000 8.125% NOTES DUE 2011
                                       and
                     $900,000,000 9.000% DEBENTURES DUE 2031

all of which have been registered under the Securities Act of 1933, as amended
                            (the "Securities Act")

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [___________], 2001, UNLESS EXTENDED (THE "EXPIRATION DATE"). PLEASE READ THE ATTACHED INSTRUCTIONS CAREFULLY
--------------------------------------------------------------------------------
If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent:

                              The Bank of New York

By Registered Mail or Certified Mail:     By Hand Delivery or Overnight Carrier:

        The Bank of New York                       The Bank of New York
         101 Barclay Street                         101 Barclay Street
      New York, New York 10286               Corporate Trust Services Window
      Attention: Diane Amoroso                         Ground Level
   Reorganization Section, 7 East                New York, New York 10286
                                                 Attention: Diane Amoroso
                                              Reorganization Section, 7 East

       Facsimile Transmission (for eligible guarantor institutions only):
                                 (212) 815-6339

                To confirm by telephone or for information call:
                                 (212) 815-3738

     Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery.

     The undersigned hereby acknowledges receipt of the prospectus dated [_________], 2001 (the "Prospectus") of Delhaize America, Inc., a North Carolina corporation (the "Company"), and this Letter of Transmittal, that together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount at maturity of its newly-issued 7.375% notes due 2006, 8.125% notes due 2011 and 9.000% debentures due 2031, all of which have been registered under the Securities Act (collectively, the "Exchange Securities") for each $1,000 in principal amount at maturity of its outstanding 7.375% notes due 2006, 8.125% notes due 2011 and 9.000% debentures due 2031 (collectively, the "Old Securities"). The Exchange Securities and the Old Securities are collectively referred to in this Letter of Transmittal as the "Securities." Capitalized terms used and not defined herein have the meanings ascribed to them in the Prospectus.

     This Letter of Transmittal is to be completed by holders of Old Securities either if Old Securities are to be forwarded herewith or if tenders of Old Securities are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company ( "DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

     Holders of Old Securities who wish to tender their Old Securities and whose Old Securities are not immediately available or who cannot deliver their Old Securities, the Letter of Transmittal or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Securities pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

             PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                           BEFORE COMPLETING THE BOXES

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

-------------------------------------------------------------------------------------------------------------------------------
                           BOX 1
-------------------------------------------------------------------------------------------------------------------------------
          DESCRIPTION OF OLD SECURITIES TENDERED                     1                 2                         3
-------------------------------------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered Holder(s), exactly     Certificate      Aggregate Principal    Principal Amount of Old
  as name(s) appear(s) on Old Securities Certificate(s):       Number(s)*    Amount of Old Securities  Securities Tendered**
                (Please fill in, if blank)
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                   Total
-------------------------------------------------------------------------------------------------------------------------------
*    Need not be completed if Old Securities are being tendered by book-entry holders.
**   The minimum permitted tender is $1,000 in principal amount of any series of Old Securities. All other tenders must be in integral multiples of $1,000 of principal amount of any series of Old Securities. Unless otherwise indicated in the column, a holder will be deemed to have tendered all Old Securities represented by the aggregate principal amount of
     Old Securities indicated in Column 2. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                              BOX 2
----------------------------------------------------------------------------------------------------------------------------------
                       BENEFICIAL OWNER(S)
----------------------------------------------------------------------------------------------------------------------------------
    State of Principal Residence of Each Beneficial Owner of        Aggregate Principal Amount of Tendered Securities Held For
                       Tendered Securities                                          Account of Beneficial Owner
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF OLD SECURITIES TENDERED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
                             ---------------------------------------------------

Account Number
              ------------------------------------------------------------------

Transaction Code Number
                       ---------------------------------------------------------

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF OLD SECURITIES TENDERED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

Name of Registered Holder(s)
                            ----------------------------------------------------

     Window Ticket Number (if any)
                                 -----------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------

Name of Institution which Guaranteed Delivery
                                             -----------------------------------

     If Guaranteed Delivery is to be made by Book-Entry Transfer:

Name of Tendering Institution
                             ---------------------------------------------------

Account Number
              ------------------------------------------------------------------

Transaction Code Number
                       ---------------------------------------------------------

[_] CHECK HERE IF OLD SECURITIES TENDERED BY BOOK-ENTRY TRANSFER AND NOT ACCEPTED FOR EXCHANGE OR OTHERWISE NOT EXCHANGED ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
--------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Old Securities described in Box 1 above (the "Tendered Securities") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all of the Tendered Securities and the undersigned represents that it has received from each beneficial owner of the Tendered Securities (the "Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or book entry transfer participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in the Letter of Transmittal.

     Subject to, and effective upon, the Company's acceptance for exchange of all or any portion of the Tendered Securities, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in, to and under the Tendered Securities.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of the Tendered Securities, that such Exchange Securities be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of the Tendered Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions" below, please deliver Exchange Securities to the undersigned at the address shown below the undersigned's signature.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer and as Trustee under the Indenture for the Securities) with respect to the Tendered Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver the Tendered Securities to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Securities to be issued in exchange for the Tendered Securities, (ii) present the Tendered Securities for transfer, and transfer the Tendered Securities on the books of the Company and (iii) receive for the Company's account all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Securities, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned understands that tenders of Old Securities pursuant to any one of the procedures described in "The Exchange Offer" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such Old Securities tendered, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders." The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Securities tendered hereby. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s) and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Tendered Securities and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that the Old Securities tendered hereby are not subject to any adverse claims or proxies. The undersigned and any Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Tendered Securities and the undersigned will comply with its obligations under the registration rights agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     If any Old Securities tendered are not exchanged pursuant to the Exchange Offer for any reason, or if the certificate(s) for such Old Securities (the "Certificates") are submitted in a principal amount not tendered or accepted for exchange, Certificates for such non-exchanged or non-tendered Old Securities will be returned (or, in the case of Old Securities tendered by book-entry transfer, such Old Securities will be credited to an account maintained at DTC), without expense to the tendering holder promptly following the expiration or termination of the Exchange Offer.

     The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

     By tendering Old Securities and executing this Letter of Transmittal, the undersigned and any Beneficial Owner hereby represents and warrants that: (i) the Exchange Securities acquired pursuant to the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner, (ii) neither the undersigned nor any Beneficial Owner has an arrangement or understanding with any other person to participate in a "distribution" of such Exchange Securities, as such term is defined in the Securities Act, (iii) if the undersigned is not a broker-dealer, or is a broker-dealer but will not receive Exchange Securities for its own account in exchange for Old Securities, neither the undersigned nor any such other person is engaged in or intends to participate in the distribution of such Exchange Securities and (iv) neither the undersigned nor any Beneficial Owner is an "affiliate" of the Company, Food Lion, LLC, Hannaford Bros. Co. or Kash n' Karry Food Stores, Inc. within the meaning of Rule 144 under the Securities Act or, if the undersigned or any Beneficial Owner is an "affiliate," that the undersigned or any Beneficial Owner understands and acknowledges that the Exchange Securities may not be offered for resale, resold or otherwise transferred by the undersigned or any Beneficial Owner without registration under the Securities Act or an exemption therefrom.

     The undersigned and any Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Securities must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Securities acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the "Commission") set forth in the no-action letters that are discussed in the section of the Prospectus entitled "Risk Factors--Risks Related to the Exchange Offer--Some people who participate in the exchange offer must deliver a prospectus in connection with resales of exchange securities." The undersigned and each Beneficial Owner understand that any such secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Commission.

     If the undersigned or any Beneficial Owner is a broker-dealer that will receive Exchange Securities for its own account in exchange for Old Securities that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities; provided, however, that by so acknowledging and delivering a prospectus, the
--------  -------
undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

--------------------------------------------------------------------------------

REGISTERED HOLDER(S) SIGN HERE

                          (SEE INSTRUCTIONS 2, 5 AND 6)
                      (PLEASE COMPLETE SUBSTITUTE FORM W-9)
                     (NOTE: SIGNATURE(S) MUST BE GUARANTEED
                          IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the face of the Certificate(s) for the Old Securities hereby tendered or in whose name Old Securities are registered on the books of the Company, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Old Securities to comply with the restrictions on transfer applicable to the Old Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.


      -------------------------------------------------------------------

      -------------------------------------------------------------------
                           (SIGNATURE(S) OF HOLDER(S))

Date:              , 2001
     --------------
Name(s)
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
                                            (PLEASE PRINT)

Capacity (full title)
                     -----------------------------------------------------------

Address
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
                                       (INCLUDE ZIP CODE)

Area Code and Telephone Number
                                 -----------------------------------------------


      -------------------------------------------------------------------
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)



      -------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

Date:              , 2001
     --------------

Name of Firm
            --------------------------------------------------------------------
Capacity (full title)
                     -----------------------------------------------------------
                                           (PLEASE PRINT)

Address
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                 ---------------------------------------------------------------
                                                (INCLUDE ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 2 AND 6)

     To be completed ONLY if the Exchange Securities or Old Securities not tendered are to be issued in the name of someone other than the registered holder of the Old Securities whose name(s) appear(s) above.

Issue

[_] Old Securities not tendered to:
[_] Exchange Securities to:

Name(s)
       -------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------


       -------------------------------------------------------------------------
                                      (INCLUDE ZIP CODE)
Area Code and
Telephone Number
                ----------------------------------------------------------------


   -------------------------------------------------------------------------
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 2 AND 6)

     To be completed ONLY if Exchange Securities or Old Securities not tendered are to be sent to someone other than the registered holder of the Old Securities whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail

[_]    Old Securities not tendered to:
[_]    Exchange Securities to:

Name(s)
       -------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------


       -------------------------------------------------------------------------
                                   (INCLUDE ZIP CODE)

Area Code and
Telephone Number
                ----------------------------------------------------------------


       ----------------------------------------------------------------
                (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
                                  ------------

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if: (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the sections of the Prospectus entitled "The Exchange Offer--Procedure for Tendering" and "The Exchange Offer--Book-Entry Transfer." Certificates, or timely confirmation of a book-entry transfer of such Old Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Old Securities may be tendered in whole or in part.

     Holders of Old Securities who wish to tender their Old Securities and whose Old Securities are not immediately available or who cannot deliver to the Exchange Agent their Old Securities, this Letter of Transmittal or any other documents required by the Letter of Transmittal prior to the Expiration Date, must tender their Old Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form described in the Prospectus or made available by the Exchange Agent, or a properly transmitted agent's message (as defined in the Prospectus) and Notice of Guaranteed Delivery, must be received by the Exchange Agent prior to the Expiration Date; and (iii) the Certificates (or a book-entry transfer confirmation) representing all tendered Old Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or overnight courier or transmitted by telegram, telex, facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Guarantor Institution in the form set forth in such Notice. For Old Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, "Eligible Guarantor Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein):
(i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN

RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC whose name is registered on the Company's books as the owner of the Old Securities) of the Tendered Securities, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above or

     (ii) such Old Securities are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Securities" is inadequate, the Certificate number(s) and/or the aggregate principal amount of the Tendered Securities and any other required information should be listed on a separate signed schedule.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all of the Old Securities held by a registered holder of Old Securities are to be tendered, fill in the principal amount of the Old Securities which are to be tendered in the column labeled "Principal Amount of Old Securities Tendered" of the box entitled "Description of Outstanding Securities Tendered" (box 1) above. If the entire principal amount of all Old Securities held by a registered holder is not tendered, then Old Securities in an amount equal to the principal amount of Old Securities not tendered and Exchange Securities issued in exchange for any Old Securities tendered and accepted will be sent to such holder at its registered address, unless a different address is provided for in the appropriate box of this Letter of Transmittal, as soon as practicable following the Expiration Date. All Old Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Old Securities may be withdrawn at any time prior to 5:00 p.m., New York City time on the Expiration Date, unless previously accepted for exchange. To withdraw a tender of Old Securities in the Exchange Offer, a written or facsimile transmission notice of withdrawal from the holder of such Old Securities, or a computer generated notice of withdrawal transmitted by DTC on behalf of such holder in accordance with the standard operating procedures of DTC must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date and prior to acceptance for exchange by the Company. Any such notice of withdrawal must: (i) specify the name of the person that deposited the Old Securities to be withdrawn (the "Depositor"),
(ii) identify the Old Securities to be withdrawn (including the certificate number(s) and aggregate principal amount of such Old Securities, or, in the case of Old Securities transferred by book-entry transfer, identify the name and number of the DTC account to be credited, and otherwise comply with the procedures of DTC), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Securities were tendered (including required signature guarantees) or be accompanied by documents of transfer sufficient to permit the trustee with respect to the Old Securities to register the transfer of such Old Securities into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Securities are to be registered if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Securities so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Securities will be issued with respect thereto unless the Old Securities so withdrawn are validly retendered. Any Old Securities which have been tendered but which are withdrawn or not accepted for exchange will be returned by the Exchange Agent to the holder thereof without cost to such holder as promptly as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Securities may be retendered by following one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Securities.

     If any of the Old Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any Old Securities that are registered in different name(s) are tendered, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Old Securities.

     If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority so to act.

     When this Letter of Transmittal is signed by the registered owner(s) of the Old Securities (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Old Securities) listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Securities, and Exchange Securities issued in exchange therefore are to be issued (and any untendered principal amount of Old Securities is to be re-issued) in the name of such registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Securities, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Securities or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on such endorsement or bond power guaranteed by an Eligible Guarantor Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Securities are to be issued in the name of a person other than the undersigned, or if Exchange Securities are to be sent to someone other than the undersigned or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     If no such instructions are given, the Exchange Securities (and any Old Securities withdrawn, not tendered or not accepted) will be issued in the name of and sent to the registered holder of the Old Securities or deposited in such holder's account at DTC.

     7. IRREGULARITIES; VALIDITY AND FORM. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Securities, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders that it determines not to be in proper form or the acceptance of which, or exchange for which, may, in the view of the Company's counsel, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any conditions or irregularities in any tender of Old Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Any Old Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, will be returned by the Exchange Agent to the tendering holder, unless otherwise provided in this Letter of Transmittal, as soon as practicable after the Expiration Date. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions related to the Exchange Offer that are described in the Prospectus.

     10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Securities, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Securities for exchange.

     11. MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Securities have been mutilated, lost, destroyed or stolen, the holder(s) thereof should promptly notify the Exchange Agent. The holder(s) will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen Certificate(s) have been followed.

     12. SECURITY TRANSFER TAXES. Holders who tender their Old Securities for Exchange Securities will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be collected from the tendering holder by the Exchange Agent.

                            IMPORTANT TAX INFORMATION

     General. Under federal income tax law, a holder tendering Old Securities is required to provide the Exchange Agent with such holder's correct TIN on Substitute Form W-9 attached to this Letter of Transmittal. If such holder is an individual, the TIN is such Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number (described below) should be completed if such holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Exchange Agent is not provided with the correct TIN, such holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such holder with respect to tendered Old Securities may be subject to backup withholding.

     Certain holders tendering Old Securities (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A United States Holder who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. Non-United States Holders must submit a properly completed IRS Form W-8BEN or similar form to avoid backup withholding. IRS Form W-8BEN or such similar form may be obtained by contacting the exchange agent at one of the addresses on the face of this Letter of Transmittal. If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to such holder.

     Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Purpose of Substitute Form W-9. To prevent backup withholding on payments that are made to a holder with respect to Old Securities tendered for exchange, such holder is required to notify the Exchange Agent of its correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that: (i) such holder is exempt from backup withholding, (ii) such holder has not been notified by the IRS that it is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the IRS has notified such holder that it is no longer subject to backup withholding.

     What Number to Give the Exchange Agent. Each holder tendering Old Securities is required to give the Exchange Agent the social security number or employer identification number of the registered holder(s) of the Old Securities. If Old Securities are registered in more than one name or are not registered in the name of the actual holder of such Old Securities, consult the instructions on IRS Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

     Certificate of Awaiting Taxpayer Identification Number. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return these documents to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days thereafter, the Exchange Agent will withhold 31% of all payments made thereafter until it receives a TIN.

          IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF)
            AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE
               EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.
               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS.
    (See the section of this Letter of Transmittal entitled "Important Tax
     Information")

                      PAYER'S NAME: DELHAIZE AMERICA, INC.

--------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE               PART 1-PLEASE  PROVIDE YOUR TIN ON THE LINE AT RIGHT  TIN: _________________________
Form W-9                 AND CERTIFY BY SIGNING AND DATING BELOW                    Social Security Number or
                                                                                 Employer Identification Number
Department Of The
Treasury Internal
Revenue Service
                         -------------------------------------------------------------------------------------------------
                         -------------------------------------------------------------------------------------------------
                         PART 2 - TIN Applied for  |_|
                         -------------------------------------------------------------------------------------------------
Payor's Request for      CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Taxpayer
Identification Number    (1)      the number  shown on this form is my correct taxpayer identification number (or I am waiting
("TIN") and                       for a number to be issued to me),
Certification

                         (2)      I am not subject to backup withholding either because: (i) I am exempt from backup withholding,
                                  (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified me that I am no longer subject to backup withholding; and

                         (3)      any other information provided on this form is true and correct.

                         Signature ________________________________  Date _______________, 2001

------------------------ -------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
You must cross out item (iii) in Part (2), subsection 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
--------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either: (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent, and that if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


Signature _______________________________         Date ___________________, 2001


-----------------------------------------
          Name (Please Print)
--------------------------------------------------------------------------------

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. - social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT                                         GIVE THE SOCIAL SECURITY NUMBER OF--
------------------------------------------------------------------------------------------------------------------------------
1.       An individual's account                                 The individual

2.       Two or more individuals                                 The actual owner of the account or, if combined
         (joint account)                                         funds, any one of the individuals (1)

3.       Husband and wife (joint account)                        The actual owner of the account or, if joint funds,
                                                                 either person (1)

4.       Custodian account of a minor                            The minor (2)
         (Uniform Gift to Minors Act)

5.       Adult and minor (joint account)                         The adult or, if the minor is the only contributors,
                                                                 the minor (1)

6.       Account in the name of guardian of committee for        The ward, minor, or incompetent person (3)
         a designated ward, minor or incompetent person

7.       a.  The usual revocable savings trust account           The grantor trustee(1)
         (grantor is also trustee)

         b. So-called trust account that is not a legal or       The actual owner (1)
         valid trust under state law

------------------------------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT                                         GIVE THE SOCIAL SECURITY NUMBER OF--
------------------------------------------------------------------------------------------------------------------------------
8.       Sole proprietorship account                             The owner (4)

9.       A valid trust, estate, or pension trust                 The legal entity (Do not furnish the identification
                                                                 number of the personal representative or trustee
                                                                 unless the legal entity itself is not designated in the
                                                                 Account title.) (5)

10.      Corporate Account                                       The corporation

11.      Religious, charitable, or educational account           The organization

12.      Partnership account                                     The partnership

13.      Association, club or other tax-exempt organization      The organization

14.      A broker or registered nominee                          The broker or nominee

15.      Account with the Department of Agriculture in the       The public entity
         name of a public entity (such as a State or local
         government, School District or prison) that receives
         agricultural program payments
------------------------------------------------------------------------------------------------------------------------------
   (1)      List first and circle the name of the person whose number you furnish.

   (2)      Circle the minor's name and furnish the minor's social security number.

   (3)      Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

   (4)      Show the name of the owner.

   (5)      List first and circle the name of the legal trust, estate or pension trust.

   NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local offices of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments including the following:

     .    A corporation.
     .    A financial institution
     . An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.
     .    The United States or any agency or instrumentality thereof.
     . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
     . A registered dealer in the securities or commodities registered in the United States or a possession of the United States.
     .    A real estate investment trust.
     .    A common trust fund operated by a bank under section 584(a) of the
          Code.
     . An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a)(1) of the Code.
     .    An entity registered at all times under the Investment Company Act of
          1940.
     .    A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup witholding include the following:

     . Payments to nonresident aliens subject to withholding under section 1441 of the Code.
     . Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
     . Payments of patronage dividends where the amount received is not paid in money.
     .    Payments made by certain foreign organizations.
     .    Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

     . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
     . Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).
     . Payments described in section 6049(b)(5) of the Code to non-resident aliens.
     .    Payments on tax-free covenant bond under section 1451 of the Code.
     .    Payments made by certain foreign organizations.
     .    Payments made to a nominee.

EXEMPT PAYEES DESCRIBED ABOVE MUST STILL COMPLETE THE SUBSTITUTE FORM W-9 ENCLOSED HEREWITH TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, REMEMBERING TO CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON PART III OF THE FORM, WRITE "EXEMPT" ON THE FACE OF THE FORM AND SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see section 6041, 6041A(a), 6042, 6044, 6045, 6049, 605A, and 6050N of the Code and their regulations.

PRIVACY ACT NOTICE - Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments of IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties must also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER --If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING - If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION - Falsifying certification or affirmations may subject you to criminal penalties including fines and/or imprisonment.


FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.